SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or  Section 240.14a-12

Community National Corporation

..................................................................

N/A

..................................................................

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction  applies:

N/A

...........................................................

 2) Aggregate number of securities to which transaction applies:

N/A

...........................................................

 3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

...........................................................

4) Proposed maximum aggregate value of transaction:

N/A

...........................................................

5) Total fee paid:

N/A

...........................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

N/A

...........................................................

    2) Form, Schedule or Registration Statement No.:

N/A

...........................................................

    3) Filing Party:

N/A

...........................................................

    4) Date Filed:

N/A

...........................................................

COMMUNITY NATIONAL CORPORATION

1400 East Second Street

Franklin, Ohio 45005

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 16, 2002

TO THE SHAREHOLDERS OF COMMUNITY NATIONAL CORPORATION:

You are cordially invited to attend the Annual Meeting of the Shareholders of Community National Corporation ("Community National") to be held on April 16, 2002 at 1:00 p.m. at the Community National Bank’s Springboro office located at 95 Edgebrook Drive, Springboro, Ohio, for the purpose of considering and acting on the following:

1.

Election of three Class I directors to serve until the 2004 Annual Meeting.

2.

Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 1, 2002 will be entitled to vote at the meeting.

By Order of the Board of Directors

Paul J. Scheuermann

President

March 15, 2002

IMPORTANT

A proxy statement and proxy are submitted herewith.  As a shareholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this annual meeting in person.  The proxy is revocable at any time prior to the exercise thereof by written notice to the company, and shareholders who attend the annual meeting may withdraw their proxies and vote their shares personally if they so desire.

PROXY STATEMENT

COMMUNITY NATIONAL CORPORATION

1400 East Second Street

Franklin, Ohio 45005

ANNUAL MEETING OF SHAREHOLDERS

April 16, 2002

INTRODUCTION

The enclosed proxy is solicited by the Board of Directors of Community National Corporation (also referred to as "Community National" or the "Company"), in connection with the Annual Meeting of Shareholders to be held at 1:00 p.m. on April 16, 2002 at the Community National Bank’s Springboro office located at 95 Edgebrook Drive, Springboro, Ohio, or at any adjournments thereof.

The Meeting has been called for the following purposes: (i) to elect three Class I directors, each for a two-year term, and (ii) to transact any other business that may properly come before the Meeting or any adjournments thereof.

This Proxy Statement and the accompanying Notice of Meeting are being mailed to Shareholders on or about March 15, 2002.

REVOCATION OF PROXIES AND DISCRETIONARY AUTHORITY

Community National Common Stock can be voted at the Meeting only if the shareholder is represented by proxy or is present in person.  Shareholders who execute proxies retain the right to revoke them at any time.  Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof.  Proxies may be revoked by (i) written notice to the Secretary of Community National (addressed to: Community National Corporation, 1400 East Second Street, Franklin, Ohio 45005, Attention: Secretary); or (ii) by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting; or (iii) in open meeting at any time before it is voted.

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein.  Where no instructions are indicated, properly executed proxies will be voted for the nominees for director set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Meeting, and (iii) any other business that may properly come before the Meeting or any adjournments thereof.

PERSON MAKING THE SOLICITATION

The enclosed proxy is being solicited by Community National and the cost of soliciting proxies will be borne by Community National. In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or facsimile by directors, officers and employees of Community National or Community National Bank who will receive no compensation in addition to their regular compensation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each of the shares of Community National common stock (the "Common Stock") outstanding on March 1, 2002, the record date of the Meeting, is entitled to one vote on all matters coming before the meeting.  As of March 1, 2002, Community National had 620,898 shares of Common Stock issued and outstanding.  Only shareholders of record on the books of the Company on March 1, 2002 will be entitled to vote at the meeting either in person or by proxy.  The presence at the Meeting of at least a majority of the shares, in person or by proxy, will be required to constitute a quorum at the Meeting.

There has been no change in control of Community National since the date of the holding company conversion in 2001 effected through the merger between CNB Interim Bank, a wholly-owned subsidiary of the Company, and Community National Bank pursuant to which all of the shareholders of Community National Bank became all of the shareholders of the Company in the same proportion as their prior interests in Community National Bank.

The following table sets forth, as of February 1, 2002, the ownership of Common Stock by management of Community National, including (i) the Common Stock beneficially owned by each director, nominee for director and executive officer of Community National and (ii) the Common Stock beneficially owned by all officers, directors and nominees for director as a group.  The number of shares listed for each person includes shares held in the name of spouses, minor children, certain relatives, trusts or estates whose share ownership under the beneficial ownership rules of the Securities and Exchange Commission is to be aggregated with that of the director or officer whose share ownership is shown.

Name	Position	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
Donald G. Burns	Chairman, Director	50,568(1)	8.14%
Robert L. Campbell	Director	12,710(2)	2.05%
W. Leslie Earnhart	Director	12,130	1.95%
T.C. Garland	Director	28,006(3)	4.51%
James L. Gross, Jr.	Director, Secretary	33,942(4)	5.47%
Stanley E. Kolb	Director	22,767(5)	3.67%
Paul J. Scheuermann	Director, President	4,919(6)	0.79%
Jay A. Lees	Treasurer	2,140(7)	0.34%

All directors and officers as a group (8 persons)		167,182	26.93%

(1)

Includes 4,783 shares owned by Dr. Burns’ spouse and 4,171 shares owned by Dr. Burns through an IRA.

(2)

Includes 10,597 shares owned by Mr. Campbell’s spouse and 845 shares owned by Robert L. Campbell Farms, an Ohio corporation, owned by Mr. Campbell.

(1)

Includes 3,658 shares owned by the Patricia R. Garland Revocable Living Trust of which Dr. Garland is a trustee and 4,064 shares owned by Springboro Family Physicians, Inc.. an Ohio corporation in which Dr. Garland owns an interest.

(2)

Includes 8,769 shares owned by Mr. Gross's spouse, 2,090 shares owned by Mr. Gross's minor child or owned by Mr. Gross’s spouse as custodian for minor children, 1,041 shares owned by ELANJA, Inc., an Ohio corporation in which Mr. Gross owns an interest and 845 shares owned by ERFOLG Realty Co. L.P. in which Mr. Gross owns an interest.

(5)

Includes 18,600 shares owned by Mr. Kolb’s spouse and 2,767 shares owned by Mr. Kolb through an IRA.

(1)

Includes 2,169 shares owned by Mr. Scheuermann’s spouse, 1,271 shares owned jointly by Mr. and Mrs. Scheuermann and 632 shares owned by Mr. Scheuermann through an IRA.

(2)

Includes 2,140 shares owned by Mr. Lees through a brokerage account.

ELECTION OF DIRECTORS

Community National's Regulations provide that its business shall be managed by a board of directors of not less than five and not more than twenty-five persons.  The shareholders, pursuant to Community National 's Regulations, have established the number of directors at seven.  Community National's Regulations divide such directors into two classes as nearly equal in number as possible and set their terms at two years.  The three nominees for director of Community National receiving the most votes will be elected as directors.

The Board of Directors has nominated:

Robert L. Campbell

James L. Gross, Jr.

Stanley E. Kolb

to serve as Class I directors until the 2004 Annual Meeting of Shareholders and until their respective successors are elected and qualified.  Robert L. Campbell, James L. Gross, Jr. and Stanley E. Kolb are incumbent directors whose present terms will expire at the Meeting.

It is intended that the shares of Common Stock represented by the accompanying form of proxy will be voted for the election of the nominees, unless contrary instructions are indicated as provided on the proxy card.  (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card.)  If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors.  The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

The following table sets forth information concerning the nominees for Class I directors of Community National.

Nominees for Directors

Name	Age	Principal Occupation(1)	Positions Held with Community National Corporation	Director of Community National Corporation Since	Director of Community National Bank Since
Robert L. Campbell	69	Retired Farmer	Director	2001	1983
James L. Gross, Jr.	54	President, Gross Lumber Company	Director, Secretary	2001	1997
Stanley E. Kolb	70	Attorney	Director	2001	1983

The Board of Directors recommends that Shareholders vote "for" the election of the nominees.

DIRECTORS AND EXECUTIVE OFFICERS

To Community National 's knowledge, no director, officer or affiliate of Community National, owner of record or beneficially of more than 5% of Community National 's Common Stock, or any associate of any such director, officer, affiliate of Community National or security holder, is an adverse party to Community National or any of its subsidiaries or has a material interest that is adverse to Community National or any of its subsidiaries.

The following table sets forth information concerning the directors of Community National and the executive officers of Community National.  Included in the table is information regarding each person's principal occupation or employment during the past five years.

[Remainder of page left intentionally blank.]

Name	Age	Principal Occupation(1)	Positions Held with Community National Corporation	Director of Community National Corporation Since	Director of Community National Bank Since
Donald G. Burns	71	Retired Physician	Chairman, Director	2001	1983
Robert L. Campbell	69	Retired Farmer	Director	2001	1983
W. Leslie Earnhart	81	Retired, sand and gravel company	Director	2001	1983
T. C. Garland	69	Physician	Director	2001	1983
James L. Gross, Jr.	54	President, Gross Lumber Company	Director, Secretary	2001	1997
Stanley E. Kolb	70	Attorney	Director	2001	1983
Paul J. Scheuermann	43	Banker, Community National Bank	Director, President	2001	1994
Jay A. Lees	59	Banker, Community National Bank	Treasurer	NA	NA

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of conducting its banking business, Community National Bank may engage in banking transactions with the employees, directors and managers of Community National or Community National Bank which may include, but not be limited to, loans.  As required by and in compliance with national banking law, all banking transactions with employees, directors and managers of Community National or Community National Bank are conducted on the same basis and terms as would be provided to any other customer of Community National Bank.  None of these loans to employees, directors or managers of Community National or Community National Bank involve more than a normal risk of collectibility.

During 2001, Community National Bank retained Mr. Stanley E. Kolb’s services as an attorney in connection with various matters arising in the ordinary course of the bank’s business.  The total amount paid to Mr. Kolb in exchange for these services amounted to $35,500 as of December 31, 2001.

CERTAIN BENEFICIAL OWNERS

Under Rule 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security.  Such beneficial owner under this definition need not enjoy the economic benefit of such securities.  The shareholders identified in the following table are deemed to be beneficial owners of 5% or more of the common stock of Community National as of February 1, 2002.

Title of Class	Name and Address of Beneficial Owner	Numbers of Shares Beneficially Owned	Percent of Class
Common	Donald G. Burns 7060 Middlemoor Lane Middletown, OH 45042	50,397	8.12%
Common	Deborah Fletcher 5500 Terrace Creek Drive Dayton, Ohio 45459	55,728	8.98%
Common	James L. Gross, Jr. 391 Park Drive Carlisle, Ohio 45005	33,926	5.46%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Community National's officers and directors and persons who own more than 10% of a registered class of Community National's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required to furnish Community National with copies of all Section 16(a) forms they file.  During 2001, James L. Gross, Jr., inadvertently failed to file a Form 4, reporting a change of ownership, within the required time for such filings.  Mr. Gross subsequently supplied the information on a Form 5.  Based solely on Community National's review of the Section 16(a) forms received by it and by statements of officers and directors concerning their compliance with the applicable filing requirements and with the exception of Mr. Gross, the officers, directors and greater than 10% beneficial owners of Community National have complied with all applicable filing requirements.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

In the fiscal year ended December 31, 2001, the Board of Directors met on seven occasions.  Each director attended at least 85% of such meetings and six of the directors attended 100% of the meetings.  Directors do not receive any compensation from Community National for their service on the Board of Directors of the Community National Corporation.  Each director of Community National also serves as a director of Community National Bank of Franklin Ohio, the banking subsidiary of Community National, which meets on a monthly basis, for which each is compensated at a rate of $750.00 per meeting attended.

The Company has an Audit Committee that serves in a dual capacity as the Audit Committee of the Bank.  The members of the Audit Committee are Donald G. Burns, Robert Campbell, W. Leslie Earnhart, T.C. Garland, James L. Gross, Jr. and Stanley Kolb who met once in 2001.  All of the members of the Audit Committee are independent directors.  The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit, and reviews the adequacy of the Company’s and the Bank's internal accounting controls.  The Board of Directors of the Company has adopted a written charter for the Audit Committee.  A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

Neither the Company nor the Bank has a designated nominating committee.  Decisions concerning nominees for each Board of Directors are made by the respective Boards.

AUDIT COMMITTEE REPORT

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management.  The committee has also reviewed and discussed with J.D. Cloud & Co. L.L.P. ("J.D. Cloud"), their independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented and, as required, has discussed with J.D. Cloud its independence.

Based on the foregoing discussions and subject to the limitations set forth below, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

Management of the Company and the Bank is responsible for  the Company’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles.  The Company’s auditors are responsible for auditing those financial statements.  The Audit Committee’s responsibility is to monitor and review these processes.  It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures.  Members of the Audit Committee are not employees of the Company and are not accountants or auditors by profession or experts in the fields of accounting or auditing.  The Audit Committee has relied on management’s representation, and on the findings of the independent auditor, that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent auditors included in their report on Community National’s financial statements.  The Audit Committee’s oversight does not provide its members with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with U.S. generally accepted accounting principles or that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting principles.

This report has been provided by the Audit Committee:

Donald G. Burns	T.C. Garland
Robert L. Campbell	James L. Gross, Jr.
W. Leslie Earnhart	Stanley E. Kolb

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information concerning the compensation of the Chief Executive Officer.  No other executive officer of Community National Bank had aggregate cash compensation for the year ended December 31, 2001 in excess of $100,000, including any cash bonuses.

		Annual Compensation		Long Term Compensation
Name	Fiscal Year	Salary ($)	Bonus ($)	Securities Underlying Options Granted	Restricted Stock Awards	All Other Compensation ($)(1)
Paul J. Scheuermann, President	2001 2000 1999	116,000 110,000 99,892	16,020 15,483 12,234	n/a n/a n/a	n/a n/a n/a	2,295 1,928 6,459
Jay A. Lees, Treasurer	2001 2000 1999	95,413 87,854 77,661	12,300 12,037 9,407	n/a n/a n/a	n/a n/a n/a	2,334 2,178 1,921

(1) All Other Compensation includes, for each year reported, $180 paid for insurance premiums with respect to term life insurance for the benefit of Mr. Scheuermann and Mr. Lees.  Other Compensation for Mr. Scheuermann also includes $2,115 in contributions by Community National Bank to Mr. Scheuermann’s 401(k) in 2001; $1,748 for such contributions in 2000; and $6,279 in such contributions in 1999.  Other Compensation for Mr. Lees also includes $2,154 in contributions by Community National Bank to Mr. Lees’ 401(k) in 2001; $1,998 for such contributions in 2000; and $1,741 in such contributions in 1999.

Compensation Committee Report On Executive Compensation

Community National has no direct employees.  All officers and other persons performing services for Community National are employees of the Bank.  The Compensation Committee of the Board of Directors of the Bank is responsible for developing the Bank's executive compensation principles, policies and programs, including the compensation to be paid to the Chief Executive Officer and President of the Company and the Bank and the amount paid to each of the other executive officers of the Company and the Bank.  Paul J. Scheuermann, the Chief Executive Officer and President of both the Bank and the Company, is not a member of the Compensation Committee and does not participate in the deliberations concerning executive officer compensation.

The Bank's compensation programs are designed to provide its executive officers with market competitive salaries and the opportunity to earn incentive compensation related to performance expectations identified by the Bank Board.  The objectives of the Bank's executive compensation program are to:

(a)

Support the achievement of the Bank's annual and long-term goals and objectives as determined annually by the Compensation Committee;

(b)

Establish base salaries targeted at a median level for comparable positions within a comparison group of companies in the banking industry (the "Comparison Group"), with incentive opportunities designed to pay total compensation that are above average for outstanding Bank performance; and

(c)

Provide compensation plans and arrangements that encourage the retention of better-performing executives.

The Bank's executive compensation policies seek to provide an opportunity for compensation that varies with performance and which compares favorably to levels provided to executives within the Comparison Group.

The Compensation Committee seeks to set base salaries for the Company's and the Bank's executive officers at levels which are competitive with median levels for executives with similar roles and responsibilities within the Comparison Group.  In setting annual salaries for individuals, the Compensation Committee first considers the compensation paid for similar positions in the banking industry and the executive's experience, level and scope of responsibility as a benchmark reference.  The Compensation Committee then considers the individual performance of the executive measured against the Compensation Committee's expectations in developing its salary increase recommendations.

The compensation of executive officers of the Company and the Bank includes (i) base salary, (ii) annual cash bonuses, and (iii) other annual compensation in the form of fringe benefits.  Executive officers also receive various benefits generally available to all employees of the Bank, such as participation in a defined contribution plan and medical plans.

The Compensation Committee of Community National Bank:

Donald G. Burns	T.C. Garland
Robert L. Campbell	James L. Gross, Jr.
W. Leslie Earnhart	Stanley E. Kolb

INDEPENDENT PUBLIC ACCOUNTANTS

The principal accountant selected by the Board of Directors for the current year by the Board of Directors is J.D. Cloud & Co., LLP, 1100 Mercantile Center, 120 East Fourth Street, Cincinnati, Ohio.  A representative of the principal accountant will be present at the Annual Shareholders Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by J.D. Cloud for professional services rendered for the audit of the Company's financial statements and the review of the 10-QSB for the most recent fiscal year were $29,088.

Financial Information Systems Design and Implementation and Other Services

There were no fees charged by J.D. Cloud for financial information systems design and implementation services for the 2001 fiscal year.

All Other Fees

The aggregate fees billed by J.D. Cloud for non-audit services and all other fees for services rendered to the Company for the most recent fiscal year were $17,260.

The Audit Committee has considered and ultimately determined that the provision of any of the non-audit or other services provided by J.D. Cloud to the Company is compatible with maintaining J.D. Cloud's independence.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented at the Meeting and does not intend to bring other matters before the Meeting.  However, if other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

In order for any shareholder proposals for the 2003 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy statement relating to that meeting to be presented for shareholder action at that meeting, they must be received by the Secretary of the Company at 1400 East Second Street, Franklin, Ohio 45005, prior to November 16, 2002.  The form of proxy distributed by the Company with respect to the 2003 Annual Meeting of Shareholders may include discretionary authority to vote on any matter which is presented to the shareholders at the meeting if the Company does not receive notice of that matter at the above address prior to November 16, 2002.

By Order of the Board of Directors

Paul J. Scheuermann

President

APPENDIX A

COMMUNITY NATIONAL CORPORATION

AUDIT COMMITTEE CHARTER

The audit committee is a committee of the board of directors.  Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit program.

In meeting its responsibilities, the audit committee is expected to:

1.

Provide an open avenue of communication between the internal auditors, the independent accountant, and the board of directors.

2.

Review and update the committee’s charter annually.

3.

Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

4.

Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

5.

Confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

6.

Inquire of management, the director of internal auditing, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

7.

Consider, in consultation with the independent accountant and the director of internal auditing, the audit scope and plan of the internal auditors and the independent accountant.

8.

Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

9.

Review with the director of internal auditing and the independent accountant the coordination of the audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

10.

Consider and review with the independent accountant and the director of internal auditing:

(a)

The adequacy of the company’s internal controls including computerized information system controls and security.

(b)

Any related significant findings and recommendations of the independent accountant and internal auditor together with management’s responses thereto.

1.

Review with management and the independent accountant at the completion of the annual examination:

(a)

The company’s annual financial statements and related footnotes.

(b)

The independent accountant’s audit of the financial statements and his or her report thereon.

(c)

Any changes required in the independent accountant’s audit plan.

(d)

Any serious difficulties or disputes with management encountered during the course of the audit.

(e)

Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

1.

Consider and review with management and the director of internal auditing:

(a)

Significant findings during the year and management’s responses thereto.

(b)

Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

(c)

Any changes required in the planned scope of their audit plan.

(d)

The internal auditing department budget and staffing.

(e)

The internal auditing department charter.

(f)

Internal auditing’s compliance with The IIA’s Standards for the Professional Practice of Internal Auditing (Standards).

1.

Review filings with the SEC and other published documents containing the company’s financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

2.

Review with management, the independent accountant, and the director of internal auditing the interim financial report before it is filed with the SEC or other regulators.

3.

Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.

4.

Review with the director of internal auditing and the independent accountant, the results of their review of the company’s monitoring compliance with the company’s code of conduct.

5.

Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

6.

Meet with the director of internal auditing, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the committee.

7.

Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

8.

Prepare a letter for inclusion in the annual report that described the committee’s composition and responsibilities, and how they were discharged.

9.

The audit committee shall have the power to conduct or authorize investigations into any matters within the committee’s scope of responsibilities.  The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

10.

The committee will perform such other functions as assigned by law, the company’s charter or bylaws, or the board of directors.

The membership of the audit committee shall consist of at least three independent members of the board of directors who shall serve at the pleasure of the board of directors.  Audit committee members and the committee chairperson shall be designated by the full board of directors upon the recommendation of the nominating committee.  (See Footnote)

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

Adopted and approved:

August 8, 2001

Footnote – Audit Committee qualifications.

Each of the audit committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.  Additionally, one of the audit committee members must have past employment experience in finance or auditing, requisite professional certification in accounting, or any other comparable experience which results in “financial sophistication”, including being or having been a CEO, CFO or other senior officer with financial oversight responsibilities.  From this audit committee, a chairperson will be selected.

PROXY CARD

COMMUNITY NATIONAL CORPORATION

1400 East Second Street

Franklin, Ohio 45005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby designates and appoints Dr. T. C. Garland and W. Leslie Earnhart, or either of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote for and in the name of the undersigned all shares of the common stock of Community National Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 16, 2002 at 1:00 p.m., or at any adjournment thereof, such proxies being directed to vote as specified below on the following proposals:

Please mark X in the appropriate box.  The Board of Directors recommends a FOR vote on each proposal.

1.

ELECTION OF DIRECTORS.

FOR all nominees listed below

WITHHOLD AUTHORITY (except as marked to the contrary below)

Robert L. Campbell

James L. Gross, Jr.

Stanley E. Kolb

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)

______________________________________________________

2.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR the election of Directors.

ALL FORMER PROXIES ARE HEREBY REVOKED.

_______________________________ (Signature of Shareholder) _______________________________ (Signature of Shareholder)

(Please sign Proxy as your name appears on your stock certificate(s).  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.)

Date: ___________________

Please date, sign, and mail this proxy to the Proxy Committee, in care of Community National Corporation, P.O. Box 577, Franklin, Ohio 45005-0577.  A pre-addressed envelope is enclosed.